John Hancock
Real Estate Securities Fund
Quarterly portfolio holdings 11/30/2021

Fund’s investments
As of 11-30-21 (unaudited)
	Shares	Value
Common stocks 99.4%		$372,361,994
(Cost $263,016,929)
Consumer discretionary 1.8%		6,781,884
Hotels, restaurants and leisure 1.8%
Casinos and gaming 0.7%
Caesars Entertainment, Inc. (A)	29,593	2,665,442
Hotels, resorts and cruise lines 1.1%
Playa Hotels & Resorts NV (A)	578,152	4,116,442
Health care 2.0%		7,421,012
Health care providers and services 2.0%
Health care facilities 2.0%
Brookdale Senior Living, Inc. (A)	496,414	2,908,986
HCA Healthcare, Inc.	20,001	4,512,026
Real estate 95.6%		358,159,098
Equity real estate investment trusts 90.1%
Health care REITs 4.7%
Welltower, Inc.	220,998	17,595,861
Hotel and resort REITs 2.5%
Pebblebrook Hotel Trust	150,790	3,159,051
Ryman Hospitality Properties, Inc. (A)	77,691	6,013,283
Industrial REITs 17.3%
First Industrial Realty Trust, Inc.	105,412	6,367,939
Innovative Industrial Properties, Inc.	20,256	5,202,348
Prologis, Inc.	271,903	40,989,377
Rexford Industrial Realty, Inc.	172,196	12,067,496
Office REITs 8.0%
Alexandria Real Estate Equities, Inc.	60,523	12,108,837
Douglas Emmett, Inc.	204,348	6,696,484
Mack-Cali Realty Corp. (A)	105,934	1,770,157
SL Green Realty Corp.	136,750	9,494,553
Residential REITs 21.7%
AvalonBay Communities, Inc.	81,320	19,424,908
Camden Property Trust	73,460	12,136,327
Independence Realty Trust, Inc.	426,055	10,438,348
Invitation Homes, Inc.	293,491	11,868,777
Sun Communities, Inc.	68,355	12,890,386
UDR, Inc.	256,999	14,579,553
Retail REITs 12.1%
Acadia Realty Trust	229,907	4,641,822
Brixmor Property Group, Inc.	549,903	12,504,794
Kimco Realty Corp.	442,644	9,924,078
Phillips Edison & Company, Inc.	141,779	4,447,607
Simon Property Group, Inc.	91,244	13,945,733
Specialized REITs 23.8%
American Tower Corp.	59,303	15,565,851
Equinix, Inc.	15,012	12,192,746
Extra Space Storage, Inc.	108,597	21,719,400
Life Storage, Inc.	101,910	13,466,387
PotlatchDeltic Corp.	40,054	2,168,524
Public Storage	15,582	5,101,235
SBA Communications Corp.	27,898	9,591,332
VICI Properties, Inc.	343,080	9,331,776
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Real estate (continued)
Real estate management and development 5.5%
Real estate operating companies 1.5%
Tricon Residential, Inc.	413,979	$5,684,130
Real estate services 4.0%
Colliers International Group, Inc. (New York Stock Exchange)	60,624	8,205,458
Jones Lang LaSalle, Inc. (A)	29,222	6,864,540

	Yield (%)	Shares	Value
Short-term investments 0.8%			$2,997,307
(Cost $2,997,307)
Short-term funds 0.8%			2,997,307
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	2,997,307	2,997,307

Total investments (Cost $266,014,236) 100.2%	$375,359,301
Other assets and liabilities, net (0.2%)	(654,089)
Total net assets 100.0%	$374,705,212

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 11-30-21.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of November 30, 2021, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
4	|